UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  September 12, 2006

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware		94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100
Houston, Texas 77056
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

(a)   On September 12, 2006, Geokinetics Inc. (the “Company”) notified Fitts Roberts & Co., P.C. (“Fitts Roberts”) that it had dismissed Fitts Roberts as its independent registered public accounting firm.

The decision to dismiss Fitts Roberts as the Company’s independent accountants was approved by the Audit Committee of the Company’s Board of Directors on September 12, 2006.

The reports of Fitts Roberts on the financial statements of the Company for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2005 and 2004 and through September 12, 2006, there were no disagreements with Fitts Roberts on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fitts Roberts, would have caused it to make reference thereto in connection with its reports on the Company’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of item 304 of Regulation S-K occurred during the years ended December 31, 2005 and 2004 and through September 12, 2006.

The Company furnished Fitts Roberts a copy of the disclosures contained in this Form 8-K and requested that Fitts Roberts furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Fitts Roberts, dated September 18, 2006, is attached as Exhibit 16.1 to this Form 8-K.

(b)   On September 18, 2006, the Audit Committee of the Board of Directors of the Company appointed UHY LLP (“UHY”) as its independent registered public accounting firm for the year ending December 31, 2006.

The Company did not consult with UHY (except in UHY’s capacity as independent accountants for Grant Geophysical, Inc.) during the years ended December 31, 2005 and 2004, and through September 18, 2006 on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively,

ITEM 9.01.                                        Financial Statements and Exhibits

(c)	Exhibits

	16.1	Letter from Fitts Roberts & Co., P.C. to the Securities and Exchange Commission dated September 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2006

GEOKINETICS INC.

By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and
Chief Financial Officer